Exhibit 99.1

J.P. Morgan 42 nd Annual Healthcare Conference 1 © 2024 NOVAVAX. All rights reserved. NASDAQ: NVAX | JANUARY 2024

This presentation includes forward - looking statements . These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning . These forward - looking statements address various matters including information relating to the future of Novavax, its near term priorities including reducing rate of spend, managing cash flow and evolving its scale and structure, the amount and impact of its global restructuring and cost reduction plans, its operating plans, objectives and prospects, full year 2023 and 2024 financial guidance, its future financial or business performance, conditions or strategies, the potential sale of the CZ manufacturing facility, the Company’s partnerships, including with respect to the launch of R 21 /Matrix - M Malaria vaccine, the ongoing development of its updated COVID - 19 vaccine, COVID - 19 - Influenza Combination (CIC) investigational vaccine candidate and influenza vaccine candidate, the timing of delivery and distribution of its vaccine, the scope, timing and outcome of future and pending regulatory filings and actions, including expected U . S . Biologics License Application (BLA) for its updated COVID - 19 vaccine, the timing for advancing CIC vaccine candidate to Phase 3 and for its potential commercial launch, anticipated label expansion and market access, and the 2024 and future global COVID - 19 , influenza and combination market opportunities, are forward - looking statements . Novavax cautions that these forward - looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . These risks and uncertainties include, without limitation, Novavax’s ability to successfully manufacture, distribute or market its updated COVID - 19 vaccine for the 2023 - 2024 and future vaccination seasons ; challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification, assay validation, and stability testing, necessary to satisfy applicable regulatory authorities ; challenges or delays in conducting clinical trials ; challenges or delays in obtaining regulatory authorization for its product candidates, including future COVID - 19 variant strain changes ; the size of the COVID - 19 , influenza and combination market ; potential developments during the 2023 - 2024 and 2024 - 2025 vaccination season ; manufacturing, distribution or export delays or challenges ; Novavax's exclusive dependence on Serum Institute of India Pvt . Ltd . and Serum Life Sciences Limited for co - formulation and filling and PCI Pharma Services for finishing Novavax’s COVID - 19 vaccines and the impact of any delays or disruptions in their operations on the delivery of customer orders ; difficulty obtaining scarce raw materials and supplies ; resource constraints, including human capital and manufacturing capacity, and constraints on Novavax’s ability to pursue planned regulatory pathways, alone or with partners, in multiple jurisdictions simultaneously, leading to staggered regulatory filings, and potential regulatory actions ; the loss of future funding from the U . S . government ; the potential for an unfavorable outcome in disputes, including the pending arbitration with Gavi ; challenges in implementing its global restructuring and cost reduction plan ; challenges in obtaining commercial adoption, market access and market acceptance for its vaccines or vaccine candidates ; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities, including requirements to deliver doses that may require Novavax to refund portions of upfront and other payments previously received or result in reduced future payments pursuant to such agreements ; challenges related to the seasonality of vaccinations against COVID - 19 , seasonal influenza or other diseases ; and the risks identified under the heading “Risk Factors” in Novavax' most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q, as well as subsequent filings with the Securities and Exchange Commission . Novavax cautions investors not to place considerable reliance on the forward - looking statements contained in this presentation . Investors are encouraged to read Novavax’ filings with the Securities and Exchange Commission, available at www . sec . gov and on our website at www . novavax . com, for a discussion of these and other risks and uncertainties . The forward - looking statements in this presentation speak only as of the date of this presentation, and we undertake no obligation to update or revise any of these statements . Our business is subject to substantial risks and uncertainties, including those referenced above . Investors, potential investors, and others should give careful consideration to these risks and uncertainties . Cautionary note regarding forward - looking statements 2 © 2024 NOVAVAX. All rights reserved.

Introduction SE C T I O N 3 © 2024 NOVAVAX. All rights reserved.

4 © 2024 NOVAVAX. All rights reserved. “It’s just another number” … or is it? 3,000,000 1,300 630,000 Sources: WHO.int, CDC.gov, Ourworldindata.org. 41,000,000 710,000 52,000

5 © 2024 NOVAVAX. All rights reserved. 50,000,000 deaths can be prevented through immunization between 2021 - 2030 Est. 150,000,000 – 200,000,000 lives have been saved between 1980 and 2018 from smallpox vaccination alone Sources: CDC.gov, Ourworldindata.org.

6 Novavax is here to make a difference. We’re a biotech company focused solely on developing life - saving vaccines to fight infectious diseases. © 2024 NOVAVAX. All rights reserved. What we do as an industry matters, we have made and will continue to make a positive impact on health for millions of people around the globe “ Next to creating a life, the finest thing a person can do is save one.” Abraham Lincoln “To know even one life has breathed easier because you have lived. This is to have succeeded.” Ralph Waldo Emerson We never rest in our quest to protect the health of people everywhere.

C o m p a ny Overview SE C T I O N 7 © 2024 NOVAVAX. All rights reserved.

Novavax corporate highlights 8 © 2024 NOVAVAX. All rights reserved. Positioned for long - term value creation through commercialization of proven technology Proprietary Matrix - M TM adjuvant differentiates pipeline Rapidly advancing COVID - 19 - Influenza Combination (CIC) vaccine to Phase 3 1 Proven protein - based technology platform COVID - 19 vaccine positioned to gain share in long - term market Fully integrated commercial - stage biotechnology company 1. Subject to final regulatory concurrence on study design.

Fully integrated commercial-stage biotechnology company with global presence

Novavax HQ

Global HQ & Corporate Offices
- R&D and discovery laboratories
- Manufacturing operations
- Commercial

Novavax Manufacturing

Novavax AB – Matrix-M adjuvant
Novavax CZ – Antigen

Novavax Commercial Operations

North America
European Union (EU)
Asia-Pacific (APAC)

Strategic Partners

Serum Institute of India (SII)
SK bioscience
Takeda



Novavax AB
Uppsala, Sweden
Novavax CZ
Bohumil, Czech Republic
EU Commercial Operations
Zurich, Switzerland
SK bioscience
Takeda
Novavax HQ
Gaithersburg, Maryland
North America Commercial Operations
Gaithersburg, Maryland
Serum Institute of India
APAC Commercial Operations
Singapore

© 2024 NOVAVAX. All rights reserved.
9

Novavax's proven technology platform

Recombinant, Protein-based Nanoparticle Vaccine Technology



Combines the power and speed of genetic engineering to efficiently produce protein-based nanoparticles

Performance Characteristics

- Highly immunogenic and efficacious[1]
- Durable immune responses with reassuring safety profile[1]
- Refrigerator-stable
- Well-suited for development of combination vaccines
- Disease-agnostic and adaptable

Matrix-M Adjuvant Technology



Stimulates the entry of antigen presenting cells (APCs) into the injection site and enhances antigen presentation in local lymph nodes

Performance Characteristics

- Induces broad, robust neutralizing response[2]
- Long-lived polyfunctional CD4+ cellular response[2]
- Antigen sparing[2]
- Large safety database included in approved vaccines[2,3]
- Reactogenicity consistent with licensed vaccines[2,3]

novavax

1. Dunkle, LM et al., 2022. DOI.; Heath, PT et al., 2022. DOI.; Áñez, G et al., 2023. DOI.; Shinde, V et al., 2020. DOI.; Shinde, V et al., 2021. DOI.
2. Stertman, L et al., 2023. DOI.
3. Datoo, MS et al., 2022. DOI.

© 2024 NOVAVAX. All rights reserved.

10

Novavax's core vaccine pipeline

Significant opportunities for future development



Disease
Product
Preclinical
Phase 1
Phase 2
Phase 3
Authorized
Novavax Clinical-Stage
Coronavirus
NVX-CoV2373[1]
Matrix-M
Monovalent XBB.1.5 NVX-CoV2601[2]
Matrix-M
COVID / Influenza
Combination Vaccine (CIC)
Matrix-M
Seasonal Influenza
Influenza (Older Adults)
Matrix-M
Partnered Clinical-Stage
Malaria
R21/Matrix-M adjuvant[3]
Matrix-M

1. Authorized in select geographies under trade names Novavax COVID-19 Vaccine, Adjuvanted; Covovax™; and Nuvaxovid.
2. Authorized in the U.S. under trade name Novavax COVID-19 Vaccine, Adjuvanted (2023-2024 Formula); Ongoing post-authorization Phase 3 strain-change trial.
3. Authorized in Ghana, Nigeria, and Burkina Faso; Commercialized by Serum Institute of India; Granted prequalification by the WHO.

novavax

© 2024 NOVAVAX. All rights reserved.

11

R21/Matrix-M vaccine against malaria approved to help address dire global public health need

Highly Efficacious Vaccine Demonstrates Promise of Novavax Technology Platform

- Formulated with Novavax's Matrix-M adjuvant[1]
- Prequalified by WHO in Dec. 2023; 2024 launch
- 75% efficacy[2]; exceeds current standard of care
- Noted as a "vital tool" by WHO Director-General[3]

Malaria is One of the Deadliest Diseases in Human History

- Kills 630,000 people/year[4], incl. ~1,300 children/day[4]
  - Children under the age of five accounted for ~78% of malaria deaths[5]
- Significant economic, social and health equity burden

*"As a malaria researcher, I used to dream of the day we would have a safe and effective vaccine against malaria. Now we have two," said Dr Tedros Adhanom Ghebreyesus, WHO Director-General. "Demand for the RTS,S vaccine far exceeds supply, so this second vaccine is **a vital additional tool** to **protect more children faster**, and **to bring us closer to our vision of a malaria-free future.**"[4]*



Photo credit: University of Oxford

1. Developed by University of Oxford and manufactured and commercialized by Serum Institute of India.
2. Datoo, MS et al., 2023. DOI.
3. WHO press release published 10/2/2023.
4. Ourworldindata.org.
5. WHO.int.

© 2024 NOVAVAX. All rights reserved.

12

2023: A Year in Review SE C T I O N 13 © 2024 NOVAVAX. All rights reserved.

14 © 2024 NOVAVAX. All rights reserved. 2023 was a year of significant change for Novavax with a strong focus on building a robust and sustainable business • Delivered updated vaccine in - line with regulatory authority requirements • Delivered on our APA commitments, gained experience in U.S. market • Outlined faster path forward for our Flu/Covid combination vaccine program, with anticipated launch in 2026* Streamlined strain selection and manufacturing process Critical steps taken to advance CIC development program • Reduced current liabilities by ~ $1B as of 9/30/2023 including resolution of pandemic era manufacturing commitments • On tack to reduce SG&A and R&D expenses by over 25% in 2023 and by over 55% in 2024 vs FY 2022 baseline Restructured costs and significantly reduced current liabilities • Created CSO, COO and Corp Affairs positions, appointed new President of R&D, hired new GC and CHRO among other changes • ~ 20% reduction to our headcount in 2023 and prepared to further reduce size and scope of operations in 2024 Restructured management team Significant reductions to scale of global footprint 1. *Subject to final regulatory concurrence on study design and successful completion of our clinical development program. 2. *Intend to launch CIC vaccine in 2026, if approved.

Looking Ahead: Significant Future Opportunity for Novavax SE C T I O N 15 © 2024 NOVAVAX. All rights reserved.

Setting the stage for a stronger U.S. commercial performance in 2024+ 1. IPSOS syndicated Awareness, Trial and Usage tracker (From March 2023 to September 2023), HCP monthly pulse (starting in October 2023). 2. IQVIA NPA Data and Claims Data. 16 © 2024 NOVAVAX. All rights reserved. 2023 - 2024 Vaccination Season 2024 - 2025 Vaccination Season 5 - dose vial Product Presentation Single - dose presentation E UA FDA Authorization Status BLA anticipated Ages 12+ Label Expansion Seeking ages 6+ October Timing of Product Availability Targeting September 2024 46% as of June 2023 1 HCP - Aided Awareness 80% as of January 2024 1 Not on equal footing in all retail chains. Retail channel ~90% of market opportunity 2 Market Access Anticipate broader coverage and access to Novavax’s vaccine

0 20 40 60 80 1 0 0 1 2 0 1 4 0 1 6 0 Flu COVID - 19 Millions of doses 2019 - 2022 Average 130M - 140M Significant future U.S. market opportunity expected for combination respiratory vaccines • High unmet need and preference for a combination Flu & COVID - 19 vaccine o Potential for increased COVID - 19 vaccination rates as a result of combination • Flu represents a significant opportunity o U.S. flu season doses administered 2019 - 2022 average: 130M - 140M 1 o Annual U.S. flu market opportunity: $4B+ 2 30M - 35M 3 17 1. NVAX Internal estimates for season average using two data sources from CDC FluVaxView: a) NIS - Flu data for 6 months – 17 years of age and b) Weekly Cumulative Estimated Influenza Vaccinations Administered for adults 18+ via IQVIA LRx and Dx data. 2. Jefferies, Global Vaccines Deep Dive, Equity Research Report, May 30, 2023. 3. NVAX Internal projected estimate based on current total retail vaccinations as of 12/22 per IQVIA Rx Rapid weekly data. 2023 - 2024 season from September 2023 to March 2024. 4. Illustrative percent market share based on potential peak dose administration based by NVAX Internal Consumer and HCP demand studies conducted in April and June 2023. A combination vaccine dose equals two doses administered. © 2024 NOVAVAX. All rights reserved. Illustrative Future U.S. Market % of Seasonal Doses 4 U.S. Market Seasonal Doses C O VI D - 19 Flu C o m bo Preference for a combination respiratory vaccine creates a significant opportunity for Novavax 4 Potential to exceed 50% 2023 - 2024 Estimate

18 © 2024 NOVAVAX. All rights reserved. Novavax is well - positioned to deliver a differentiated combination vaccine and capture significant market opportunity Leverage Proven Technology Platform 1. Protein Receptivity Study (January 2022). 2. IQVIA Demand Study (2023). 3. IPSOS syndicated Awareness, Trial and Usage tracker (From March 2023 to September 2023), HCP monthly pulse (starting in October 2023). • ~25 - 30% of consumers 1 and healthcare professionals 2 surveyed, prefer a protein - based option Growing Awareness of Novavax in the U.S. 1 0 0% 8 0% 6 0% 4 0% 2 0% 0% 80% 72% 44% 46% Mar - 23 Jun - 23 Oct - 23 Jan - 24 % HCPs Strong Preference Share for Protein - Based Option • Commercialized COVID - 19 vaccine with demonstrated efficacy and tolerability profile • Matrix - M induces broad antibody response and long - lived cellular response • Quadrivalent influenza vaccine candidate with positive Phase 3 results generated o Potential to be competitive with market - leading, stand - alone influenza vaccine U.S. HCP - Aided Awareness 3

CIC/Flu Phase 2 study summary observations

CIC Vaccine: Combines stand-alone influenza vaccine and NVX-CoV2373 in single injection + Matrix-M adjuvant

Stand-alone Influenza Vaccine: Quadrivalent vaccine with four influenza Hemagglutinin genes + Matrix-M adjuvant

CIC Vaccine

- Preliminary safety profile reassuring with reactogenicity comparable to Fluzone HD® and FLUAD®
- Anti-S IgG and neutralization responses achieved levels seen in Nuvaxovid Phase 3 study
- HAI[1] geometric mean ratios in line with a licensure criteria

Stand-alone Quadrivalent Influenza Vaccine

- Preliminary safety profile reassuring with reactogenicity comparable to Fluzone HD and FLUAD
- HAI[1] responses 31-56% higher for all four strains compared to FLUAD
- HAI[1] responses 44-89% higher for A strains compared to Fluzone HD

FLUAD® is a registered trademark of Seqirus UK Limited;
Fluzone High-Dose Quadrivalent ® is a registered trademark of Sanofi Pasteur Inc.

novavax

1. Baseline-adjusted wild-type HAIs for the three strains to be included in future vaccines.

© 2024 NOVAVAX. All rights reserved.
19

Novavax is positioned to support the expansion of our product portfolio

Product Portfolio

Today

- COVID-19 Vaccine
- R21/Matrix-M Malaria Vaccine[1]

2026

- CIC Vaccine *Potential launch in 2026*[2]
- COVID-19 Vaccine
- R21/Matrix-M Malaria Vaccine[1]

Novavax Readiness Posture

- Cash and APAs support our ability to execute against opportunities globally in non-APA markets (U.S., Europe, low- and middle-income countries)
- Significantly lowering our FY 2024 expenses
    - Targeting 55%+ overall reduction in SG&A + R&D compared to FY 2022
- 2 additional COVID-19 seasons to further prepare for CIC launch
- CIC clinical program supports option for stand-alone influenza late-stage development novavax

1. R21 vaccine developed by Oxford University and SII includes Novavax's Matrix-M adjuvant as a key component. This vaccine is marketed by SII.
2. Intend to launch CIC vaccine in 2026, if approved.

© 2024 NOVAVAX. All rights reserved.

20

R&D and SG&A expense guidance for 2023 - 2024 21 © 2024 NOVAVAX. All rights reserved. $1 . 7B $1.15B - $1.25B cost reduction program reshape Novavax business is prepared t o fu r t h er operations beyond previously announced 2024 targets o Executed successfully against previously stated targets for 2023 and on track to exceed goal o Targeting additional reductions to R&D and SG&A expenses with goal to drive below $ 750 M for 2024 o Prioritizing improvements to long - term supply chain efficiency, including exploring sale of CZ manufacturing facility Below $1B Combined Annual R&D and SG&A Expense In the process of initiating a new $1.3B - $1.4B Below $750M $1.35B Midpoint $1.2B Midpoint

22 © 2024 NOVAVAX. All rights reserved. Summary: Progress and learnings from 2023 create strong foundation 2024+ • Potential CIC vaccine launch in fall 2026 season 2 • Large market and potential for differentiation as only protein - based option Significant future opportunity for Novavax • Identified a faster potential pathway forward for CIC • Significant improvements in our financial profile better position us to independently advance CIC vaccine to Phase 3 in 2H 2024 1 Well - positioned to advance pipeline with focus on CIC • Restructured management team • Significantly reduced expenses • Evolved corporate culture Created a more lean and focused organization 1. Subject to final regulatory concurrence on study design and successful completion of our clinical development program. 2. Intend to launch CIC vaccine in 2026, if approved.

23 © 2024 NOVAVAX. All rights reserved. We never rest in our quest to protect the health of people everywhere.

Q&A 24 © 2024 NOVAVAX. All rights reserved.